--------------------------------------------------
                                                 OMB APPROVAL
                                            OMB Number: 32350-0057
                                          Expires: December 31, 2002
                              Estimated Average burden hours per response: 13.00
                              --------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                Information Statement Pursuant to Section 14 (c)
          Of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate Box:
    [ ]      Preliminary Information Statement
    [ ]      Confidential, for use of the Commission Only (as permitted by Rule
    [ ]      14c-5(d)(2))
    [X]      Definitive Information Statement

                           FIELDS TECHNOLOGIES, INC.
                 (Name of Registrant As Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):
    [X]       No fee required
    [ ]       Fee computed on table below per Exchange Act Rules 14c-5(g)
              and 0-1:

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction Total Fee Paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previously filing by registration statement number, or the Form or Schedule and the date of its filing. (1). Amount Previously Paid
(2). Form, Schedule or Registration Statement No. (3). Filing Party: (4). Date
Filed:

First Mailed to Stockholders on or about May 9th, 2002.

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

         To the Stockholders of Fields Technologies, Inc:

         This Information Statement was mailed on or about May 9, 2002 to the stockholders of record on April 10, 2002 of Fields Technologies, Inc., a Delaware corporation (the "Company" or "Fields") in connection with certain actions taken by the Company pursuant to the written consent of the majority stockholders ("Written Consent") of the Company, dated April 8, 2002. The Written Consent and the enclosed Information Statement concern the approval of an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock, $.01 par value per share, from 175,000,000 to 300,000,000 and to increase the authorized number of shares of Preferred Stock, $.01 par value per share, from 5,000,000 to 30,000,000 as described in the Information Statement.

         Our Board of Directors has already approved the transaction. The stockholders who collectively hold a majority of the voting power of our Common Stock have already approved the transaction by written consent, to be effective twenty (20) days from the date of the Information Statement. Therefore, this Information Statement is being sent to you for informational purposes only. We are not asking for a proxy or vote on any of the matters described in this Information Statement.

         We encourage you to read this Information Statement carefully.

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                   Sincerely,

                                /s/ Randall K. Fields
                                Randall K. Fields
                                President and Chief Executive Officer
                                Fields Technologies, Inc.

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

                        PRELIMINARY INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

              NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                         SPECIAL MEETING OF STOCKHOLDERS
                          TO BE EFFECTIVE MAY 29, 2002.

                                                                    May, 9, 2002
TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action is planned to be taken pursuant to Written Consent of the Majority Stockholders of Fields technologies, Inc.:

         An amendment to Fields Certificate of Incorporation to increase the authorized number of shares of Common Stock, $.01 par value per share (the "Common Stock"), from 175,000,000 to 300,000,000, and to increase the authorized number of shares of Preferred Stock. $.01 par value per share (the "Preferred Stock") from 5,000,000 to 30,000,000.

         On April 8, 2002, our Board unanimously approved this proposed amendment to our Certificate of Incorporation. A copy of the proposed Certificate of Amendment to our Certificate of Incorporation is attached to the Information Statement as Exhibit 1.

         The Board of Directors has fixed the close of business on April 10, 2002, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written Notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL").

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                         By order  of the  Board  of  Directors,
                                                          /s/  Randall K. Fields
                                                               Randall K. Fields
                                                           Chairman of the Board

                            FIELDS TECHNOLOGIES, INC.
                       333 Main Street #300; P.O. Box 5000
                               Park City, UT 84060

                        PRELIMINARY INFORMATION STATEMENT
                                       AND
                    NOTICE OF ACTION TAKEN WITHOUT A MEETING

                               Dated: May 9, 2002

         This Information Statement and Notice of Action Taken Without a Meeting (collectively, the "Information Statement") is furnished by the Board of Directors of Fields Technologies, Inc., (the "Company" or "Fields"), a Delaware corporation, to the holders of the Company's $.01 par value common stock at April 8, 2002 to provide information with respect to an action taken by written consent of the holders of a majority of the outstanding shares of the Company's Common Stock that were entitled to vote on such action. This Information Statement also constitutes notice of action taken without a meeting as required by Section 228 of the Delaware General Corporation Law.

         The written consent approved an amendment to Fields Certificate of Incorporation to increase the authorized number of shares of Common Stock, $.01 par value per share (the "Common Stock"), from 175,000,000 to 300,000,000 and to increase the authorized number of shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), from 5,000,000 to 30,000,000. Stockholders holding a majority of the outstanding shares of our Common Stock have signed the written consent. Therefore, all required corporate approvals of the transaction have been obtained, subject to furnishing this notice and effective 20 days from the date of this notice. This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the securities Exchange Act of 1934.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         The record date for determining stockholders entitled to receive this Information statement has been established as of the close of business on April 10, 2002. As of the record date, we had 162,076,542 shares of Common Stock issued and outstanding. Each share of Common Stock held of record on the record date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

            The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER'S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                               DISSENTERS' RIGHTS

         Under the Delaware General Corporation Law ("DGCL"), the increase in the number of shares of the Company's common stock authorized does not require the Company to provide dissenting Stockholders with a right of appraisal and the Company will not provide Stockholders with such a right.

       INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the increase in the number of its authorized shares whether adversely or otherwise.

                                VOTING SECURITIES

         As of the Record Date, the Company's authorized capitalization consisted of 175,000,000 shares of Common Stock, par value $.01 per share and 5,000,000 shares of Preferred Stock, par value $.01 per share. As of the Record Date, there were 162,076,542 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Stockholder.


                               MATTERS VOTED UPON

         Effective April 8, 2002, the Board of Directors of Fields approved a proposal to amend the Company's Certificate of Incorporation to increase the number of our authorized Common Stock shares from 175,000,000 to 300,000,000 and to increase the number of our authorized Preferred Stock shares from 5,000,000 to 30,000,000. The holders of a majority of the outstanding shares of Common Stock also approved these actions by written consent as of April 8, 2002. A copy of the amendment to the Certificate of Incorporation being filed with the Delaware Secretary of State is attached hereto as Exhibit 1.

           IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR
                          COMPANY STOCK CERTIFICATES.

         The amendment to the Certificate of Incorporation will be filed on or about May 29, 2002 after the expiration of the time period required in 14c-5 of the Securities Exchange Act of 1934.

            APROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                               AND PREFERRED STOCK

         Our company's certificate of incorporation currently authorizes the issuance of 175,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. Our board has unanimously adopted, subject to stockholder approval, an amendment to our restated certificate of incorporation to increase the number of authorized shares of our Common Stock from 175,000,000 shares to 300,000,000 shares and to increase the number of authorized shares of our Preferred Stock from 5,000,000 to 30,000,000.

         Approval of the amendment to our certificate of incorporation requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal.

         On April 8, 2002, the Record Date, we had 162,076,542 shares of Common Stock issued and outstanding. On the Record Date we also had obligations to issue an additional 12,639,499 shares of Common Stock pursuant to outstanding, options, warrants and other commitments, and we had no shares of Preferred Stock outstanding. On March 28, 2002, we entered into a Securities Purchase Agreement with AW Fields Acquisition, LLC (AW) pursuant to which we will issue, subject to the terms of the Agreement, 11,666,667 shares of our common stock to AW. Furthermore, we will, subject to the terms of the Agreement, grant AW a warrant to purchase an additional 11,666,667 shares of our common stock .

         The purpose of increasing the number of authorized shares of Common Stock and Preferred Stock is to provide additional authorized shares which will be issued to fulfill current obligations, possible future financings, and for acquisitions and such other corporate purposes as the board of Directors determines in its discretion. These corporate purposes may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under our employee benefit plans. The increase in the number of authorized shares of Common Stock and Preferred Stock would enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

         Specifically, Fields has 175,000,000 common shares authorized and 174,716,041 shares issued and outstanding and committed for issuance, leaving 238,959 shares of Common Stock 5,000,000 Shares of Preferred Stock available for acquisitions and/or financing transactions. Fields is actively seeking to raise funds, as previously reported, and additional shares will likely be issued if Fields is successful in obtaining financing. As only 238,959 remaining authorized Common Stock and 5,000,000 Preferred Stock shares are insufficient for our current obligations and for any substantial financing transaction, the Board of Directors sought stockholder approval to increase the authorized common shares and preferred shares as described herein. Other than described above, Fields has no specific plans at this time to issue additional shares of Common Stock or Preferred Stock.

         After filing the amendment, the Board of Directors is authorized to issue any of the additional shares of Common Stock and Preferred Stock at such times, to such persons and for such consideration as it may determine in its discretion, except as may otherwise be required by applicable law or the rules of any exchange on which the Common Stock and Preferred Stock may be listed. At the present time, the Common Stock and the Preferred Stock are not listed with any exchange. When and if they are issued, the additional shares of Common Stock and Preferred Stock would have the same rights and privileges as the presently outstanding shares of Common Stock and Preferred Stock.

         One result of an increase in the number of shares of authorized common stock and preferred stock may be to help the Board of Directors discourage or render more difficult a change in control. For example, the additional shares could be issued to dilute the voting power of, create voting impediments for, or otherwise frustrate the efforts of, persons seeking to effect a takeover or gain control of Fields, whether or not the change of control is favored by a majority of unaffiliated stockholders. Fields could also privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We have not adopted this amendment with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of our company. We are not aware of any proposed or contemplated transaction of this type.

         The issuance of any additional shares of common stock would also have the effect of diluting the equity interests of existing stockholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the amount of shares issued.

         The newly authorized shares of Common Stock and Preferred Stock will have voting and other rights identical to those of the currently authorized shares of common stock. Under our certificate of incorporation, holders of our common stock do not preemptive rights. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of Common Stock and Preferred Stock.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of April 10, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to Fields, were beneficially owned by (i) each person who is currently a director of Fields, (ii) each executive officer, (iii) all current directors and executive officers of Fields as a group and (iv) each person who, to the knowledge of Fields is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. As of April 10, 2002 the Company had 162,076,542 shares of Common Stock outstanding and no shares of Preferred Stock outstanding

                  Name, Position, and Address       Amount of Benefical       Percent of
 Title of Class     of Beneficial Owner                 Ownership (1)            class
                    -------------------                 -------------            -----
 Common             Randall K. Fields,
                    President, CEO and Chairman

                    of the Board, Park City, Utah       107,736,000 (2)             66.47%

 Common             Edward C. Dmytryk, Director,
                    Ocala, Florida                          126,660                   *

 Common             Thomas W. Wilson Jr.,
                    Director, Westport,
                    Connecticut                           4,000,000 (3)              2.47%

 Common             Bernard F. Brennan,
                    Director, Ponte Vedra Beach,
                    Florida                               4,666,667 (4)              2.88%

 Common             William R. Jones, Director
                    Cumming, Georgia                         33,300                   *

                     Barbara J. Ray, CFO and
                     Secretary, Salt Lake City,
                     Utah                                         0                   *

                     Executive Officers &
                     Directors as a Group (6
                     persons)                           116,562,627                 71.92%
----------------------
           *Less than 1%

(1) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but not deemd outstanding for computing the percentage of any other person.

(2) Includes 87,923,100 shares of common stock owned by Riverview Financial Corp. that is owned 100% by Randall K. Fields, and it includes fully vested options to purchase 2,000,000 shares of common stock.

(3) Includes fully vested options to purchase 2,333,333 shares of common stock, and it includes 666,667 shares of common stock that were fully paid for through a March 2002 Private Placement but have not been issued as of April 10, 2002.

(4) Includes fully vested options to purchase 2,666,667 shares of common stock, and it includes 666,667 shares of common stock that were fully paid for through a March 2002 Private Placement but have not been issued as of April 10, 2002.

                      ADDITIONAL AND AVAILABLE INFORMATION

         The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION

         The Company's Quarterly Report on Form 10-K for the year ended June 30, 2001 and Form 10-QSB, for the quarter ended December 31, 2001, has been incorporated herein by this reference.

         The Company's Current Report on Form 8-K, dated April 9, 2002, has been incorporated herein by this reference.

         The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

COMPANY CONTACT INFORMATION

         All inquiries regarding the Company should be addressed to the Company's principal executive offices:

Fields Technologies, Inc.
P.O. Box 5000; 333 Main Street #300
Park City, UT  84060
(435) 649-2221


By order of the Board of Directors:

/s/ Randall K. Fields
President and Chief Executive Officer



EXHIBITS

1)       Certificate of Amendment to Articles of Incorporation

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FIELDS TECHNOLOGIES, INC.
                                Under Section 242
                                     of the
                        Delaware General Corporation Law


                  I, the President and a Director of Fields Technologies, Inc., a corporation existing under the laws of the state of Delaware, do hereby certify as follows:

                  First: That the name of the corporation is Fields Technologies, Inc.

                  Second: That the certificate of incorporation of the corporation was filed with the Delaware Secretary of State on December 8, 1964.

                  Third: That at a meeting of the board of directors of the corporation, resolutions were adopted setting forth a proposed amendment to the certificate of incorporation of said corporation, declaring said amendments to the certificate of incorporation to be advisable and requesting the consent of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

                  RESOLVED that the Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and by substituting for said Article the following new Article IV:

                                    AMENDMENT
                                 ARTICLE FOURTH

         "The authorized capital of the corporation shall be divided into shares of capital stock as follows:

         1. The total number of shares of common stock that the Corporation shall have authority to issue is 300,000,000 and the par value of each share is $0.01.

         2. The total number of shares of preferred stock that the Corporation shall have authority to issue is 30,000,000 and the par value of each share is $0.01, the attributes of which shall be determined from time to time by resolution of the Board of Directors prior to issuance, in conformity with the requirement of Sec. 151 of the Delaware General Corporation Law.

                  Fourth: That thereafter, pursuant to resolutions of the board of directors, stockholders holding not less than the necessary number of shares as required by statute consented in writing to the amendments in accordance with
Section 228 of the General Corporation Law.

                  Fifth: That said amendments to the certificate of incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the state of Delaware by written consent of the holders of a majority of all outstanding shares that would have been entitled to vote if such action was taken at a meeting of stockholders.

                  Sixth: That the capital of the corporation shall not be reduced under or by reason of said amendments.

                  IN WITNESS WHEREOF, the undersigned affirms, under penalty of perjury, that the foregoing instrument is the act and deed of the corporation and that the facts stated therein are true.

         Dated April ______________ , 2002

                                                By:    /s/  Randall K. Fields
                                                      -------------------------
                                                       Randall K. Fields,
                                                       CEO, President